UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8‑K/A
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2018
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110	92121
San Diego, CA	(Zip Code)
(Address of principal executive offices)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Ligand Pharmaceuticals Incorporated (the “Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2018 (the “Original Form 8-K”), to amend Item 9.01 therein as provided herein.

At the time of filing of the Original Form 8-K disclosing the acquisition (the “Acquisition”) by the Company of all the issued and to be issued share capital of Vernalis plc (“Vernalis”), the Company indicated that it would file the financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K within 71 calendar days after the date that the Original Form 8-K was required to be filed.

The Company has reviewed the Acquisition since the Original Form 8-K was filed, and the Company has determined that the Acquisition does not constitute a significant acquisition requiring the inclusion of the financial statements and pro forma financial information contemplated by Item 9.01 of Form 8-K. Accordingly, the Company hereby amends the Original Form 8-K to remove in its entirety Item 9.01 from the Original Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED
Date: December 6, 2018	By: /s/ Charles Berkman Name: Charles Berkman Title: Senior Vice President, General Counsel and Secretary